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                                                                    Exhibit 23.1
                                                                    ------------


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 2, 1999 included in ABC-NACO Inc.'s Form 10-K for the year ended July 31, 1999 and to all references to our Firm included in this registration statement.

/s/ Arthur Andersen LLP

Chicago, Illinois
October 20, 1999